UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 20, 2000


                       BANC OF AMERICA FUNDING CORPORATION
           Mortgage Pass Through Certificates, Series 2000-1 Trust
             (Exact name of registrant as specified in its charter)


New York (governing law of           333-62301       Pending
Pooling and Servicing Agreement)     (Commission     IRS EIN
(State or other                      File Number)
jurisdiction
of Incorporation)


        c/o Wells Fargo Bank Minnesota, N.A.
        11000 Broken Land Parkway
        Columbia, MD                                         21044
        (Address of principal executive offices)           (Zip Code)


         Registrant's telephone number, including area code:  (410)884-2000


          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On July 20, 2000 a distribution was made to holders of BANC OF AMERICA FUNDING CORPORATION, Mortgage Pass Through Certificates, Series 2000-1 Trust.


ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
             EX-99.1
                                  Monthly report distributed to holders of Mortgage-Backed Callable Certificates,
                                  Series 2000-1 Trust, relating to the July
                                  20, 2000 distribution.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        BANC OF AMERICA FUNDING CORPORATION
            Mortgage Pass Through Certificates, Series 2000-1 Trust

              By:   Wells Fargo Bank Minnesota, N.A. as Trustee
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 07/19/2000







                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of MortgagePass Through Certificates, Series 2000-1 Trust, relating to the
                July 20, 2000 distribution.